EQ ADVISORS TRUST
Rule 10f-3 TRANSACTIONS SUMMARY
(SECURITIES PURCHASED IN AN OFFERING IN WHICH AN AFFILIATED UNDERWRITER PARTICIPATES)
For the period January 1 - June 30, 2015

  Underwriter    Commission
  from Whom Principal Amount of Aggregate Amount Purchase  Spread or
Fund Name Purchase Date Purchased Purchase by Advisor of Offering Price Profit Security Affiliated Underwriter

AXA/Franklin Balanced Managed Volatility Portfolio - BlackRock (Barclays) 1/6/15 Morgan Stanley & Co. LLC $20,000,000 $400,000,000 $99.82 0.60% FedEx Corporation (2020) PNC Capital Markets LLC

EQ/Global Bond PLUS Portfolio - BlackRock 1/6/15 Morgan Stanley & Co. LLC $20,000,000 $400,000,000 $99.82 0.60% FedEx Corporation (2020) PNC Capital Markets LLC

AXA/Lord Abbett Micro Cap Portfolio - Lord Abbett 1/8/15 Credit Suisse Securities (USA) LLC $1,475,000 $177,000,000 $29.50 $1.77/share Alder Biopharmaceuticals, Inc. Sanford C. Bernstein & Co., LLC

Multimanager Mid Cap Growth Portfolio - AllianceBernstein 1/8/15 Credit Suisse Securities (USA) LLC $22,900,000 $177,000,000 $29.50 $1.77/share Alder Biopharmaceuticals, Inc. Sanford C. Bernstein & Co., LLC

EQ/AllianceBernstein Small Cap Growth Portfolio 1/8/15 Credit Suisse Securities (USA) LLC $22,900,000 $177,000,000 $29.50 $1.77/share Alder Biopharmaceuticals, Inc. Sanford C. Bernstein & Co., LLC

Multimanager Core Bond Portfolio - BlackRock 1/12/15 Citigroup Global Markets Inc. $73,125,000 $800,000,000 $99.55 0.88% American International Group, Inc. (2055) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 1/12/15 U.S. Bancorp Investments, Inc. $63,000,000 $1,200,000,000 $99.67 0.88% American International Group, Inc. (2035) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 1/20/15 Goldman, Sachs & Co. $125,000,000 $1,000,000,000 $99.81 0.35% The Goldman Sachs Group, Inc. (2020) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 1/20/15 Goldman, Sachs & Co. $140,000,000 $1,700,000,000 $99.96 0.45% The Goldman Sachs Group, Inc. (2025) PNC Capital Markets LLC

AXA/Franklin Balanced Managed Volatility Portfolio - BlackRock (Barclays) 1/21/15 Wells Fargo Securities, LLC $20,000,000 $500,000,000 $99.92 0.63% Laboratory Corporation of America Holdings (2022) PNC Capital Markets LLC

EQ/Global Bond PLUS Portfolio - BlackRock 1/21/15 Wells Fargo Securities, LLC $20,000,000 $500,000,000 $99.92 0.63% Laboratory Corporation of America Holdings (2022) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 1/21/15 Merrill Lynch, Pierce, Fenner & Smith Incorporated $15,000,000 $500,000,000 $99.89 0.60% Laboratory Corporation of America Holdings (2020) PNC Capital Markets LLC

EQ/Wells Fargo Omega Growth Portfolio 1/23/15 J.P. Morgan Securities LLC $2,800,000 $175,000,000 $14.00 $0.98/share Box, Inc. Wells Fargo Securities, LLC

AXA Large Cap Growth Managed Volatility Portfolio - Wells Capital 1/23/15 J.P. Morgan Securities LLC $2,800,000 $175,000,000 $14.00 $0.98/share Box, Inc. Wells Fargo Securities, LLC

Multimanager Core Bond Portfolio - BlackRock 1/26/15 Credit Suisse Securities (USA) LLC $23,000,000 $450,000,000 $99.58 0.88% Union Pacific Corporation (2055) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 1/26/15 Credit Suisse Securities (USA) LLC $23,000,000 $450,000,000 $99.70 0.88% Union Pacific Corporation (2035) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 1/29/15 Citigroup Global Markets Inc. $437,493,000 $2,000,000,000 $99.92 0.25% Citigroup Inc. (2018) PNC Capital Markets LLC

AXA/Morgan Stanely Small Cap Growth Portfolio 1/29/15 J.P. Morgan Securities LLC $4,200,000 $105,000,000 $21.00 $1.47/share Shake Shack Inc. Morgan Stanley & Co. LLC

Multimanager Core Bond Portfolio - BlackRock 2/3/15 Merrill Lynch, Pierce, Fenner & Smith Incorporated $7,000,000 $100,000,000 $100.84 0.60% GATX Corporation (2020) PNC Capital Markets LLC

EQ/Global Bond PLUS Portfolio - BlackRock 2/3/15 Citigroup Global Markets Inc. $76,825,000 $1,500,000,000 $99.70 0.15% International Business Machines Corporation (2018) PNC Capital Markets LLC

AXA/Franklin Balanced Managed Volatility Portfolio - BlackRock (Barclays) 2/3/15 Citigroup Global Markets Inc. $76,825,000 $1,500,000,000 $99.70 0.15% International Business Machines Corporation (2018) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 2/10/15 Deutsche Bank Securities Inc. $175,014,000 $2,000,000,000 $99.88 0.15% Deutsche Bank AG, London Branch (2018) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 2/11/15 J.P. Morgan Securities LLC $15,000,000 $300,000,000 $99.99 0.65% Rockwell Automation, Inc. (2025) PNC Capital Markets LLC

AXA Large Cap Growth Managed Volatility Portfolio - Wells Capital 2/12/15 Goldman, Sachs & Co. $250,000 $599,999,994 $27.00 $1.6/share Inovalon Holdings Inc (INOV) Wells Fargo Securities, LLC

EQ/Wells Fargo Omega Growth Portfolio 2/12/15 Goldman, Sachs & Co. $250,000 $599,999,994 $27.00 $1.6/share Inovalon Holdings Inc (INOV) Wells Fargo Securities, LLC

Multimanager Core Bond Portfolio - BlackRock 2/18/15 Deutsche Bank Securities Inc. $35,000,000 $600,000,000 $99.57 0.65% Waste Management, Inc. (2025) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 2/18/15 Goldman, Sachs & Co. $30,000,000 $450,000,000 $99.83 0.88% Waste Management, Inc. (2035) PNC Capital Markets LLC

AXA/Franklin Balanced Managed Volatility Portfolio - BlackRock (Barclays) 2/26/15 Mizuho Securities USA Inc. $25,000,000 $400,000,000 $99.88 0.60% Xerox Corporation (2020) PNC Capital Markets LLC

EQ/Global Bond PLUS Portfolio - BlackRock 2/26/15 Mizuho Securities USA Inc. $25,000,000 $400,000,000 $99.88 0.60% Xerox Corporation (2020) PNC Capital Markets LLC

EQ/JPMorgan Value Opportunities Portfolio 2/26/15 Goldman, Sachs & Co. $160,447,700 $2,279,500,000 $97.00 $2.57/share American Tower Corporation J.P. Morgan Securities LLC

EQ/Wells Fargo Omega Growth Portfolio 3/3/15 Morgan Stanley & Co. LLC $59,000,000 $699,150,000 $29.50 3.75% Catalent, Inc  Wells Fargo Securities, LLC

AXA Large Cap Growth Managed Volatility Portfolio - Wells Capital 3/3/15 Morgan Stanley & Co. LLC $59,000,000 $699,150,000 $29.50 3.75% Catalent, Inc  Wells Fargo Securities, LLC

Multimanager Core Bond Portfolio - BlackRock 3/4/15 J.P. Morgan Securities LLC $40,000,000 $1,000,000,000 $99.67 0.88% Burlington Northern Santa Fe, LLC PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 3/9/15 Barclays Capital Inc. $240,000,000 $2,000,000,000 $99.69 0.45% Barclays PLC (2025) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 3/9/15 Merrill Lynch, Pierce, Fenner & Smith Incorporated $15,000,000 $500,000,000 $99.80 0.65% BorgWarner Inc. (2025) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 3/10/15 Citigroup Global Markets Inc. $60,000,000 $600,000,000 $99.71 0.65% Valero Energy Corporation (2025) PNC Capital Markets LLC

AXA/Franklin Balanced Managed Volatility Portfolio - BlackRock (Barclays) 3/10/15 Merrill Lynch, Pierce, Fenner & Smith Incorporated $76,950,000 $750,000,000 $99.75 0.63% Zimmer Holdings, Inc. (2022) PNC Capital Markets LLC

EQ/Global Bond PLUS Portfolio - BlackRock 3/10/15 Merrill Lynch, Pierce, Fenner & Smith Incorporated $76,950,000 $750,000,000 $99.75 0.63% Zimmer Holdings, Inc. (2022) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 3/10/15 Credit Suisse Securities (USA) LLC $146,675,000 $2,000,000,000 $99.77 0.65% Zimmer Holdings, Inc. (2025) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 3/10/15 Citigroup Global Markets Inc. $30,000,000 $500,000,000 $99.34 0.88% Zimmer Holdings, Inc. (2035) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 3/11/15 J.P. Morgan Securities LLC $79,045,000 $900,000,000 $99.94 0.65% Cigna Corporation (2025) PNC Capital Markets LLC

EQ/Global Bond PLUS Portfolio - BlackRock 3/12/15 Merrill Lynch, Pierce, Fenner & Smith Incorporated $20,000,000 $400,000,000 $99.56 0.63% The J. M. Smucker Company (2022) PNC Capital Markets LLC

AXA/Franklin Balanced Managed Volatility Portfolio - BlackRock (Barclays) 3/12/15 Merrill Lynch, Pierce, Fenner & Smith Incorporated $20,000,000 $400,000,000 $99.56 0.63% The J. M. Smucker Company (2022) PNC Capital Markets LLC

EQ/Wells Fargo Omega Growth Portfolio 3/17/15 Goldman, Sachs & Co. $18,787,500 $715,052,250 $41.75 2.50% Mobileye NV Wells Fargo Securities, LLC

AXA Large Cap Growth Managed Volatility Portfolio - Wells Capital 3/17/15 Goldman, Sachs & Co. $18,787,500 $715,052,250 $41.75 2.50% Mobileye NV Wells Fargo Securities, LLC

AXA/Morgan Stanely Small Cap Growth Portfolio 4/16/15 Goldman, Sachs  & Co. $26,400,000 $266,666,656 $16.00 6.50% Etsy, Inc. Morgan Stanley & Co. LLC

EQ/Global Bond PLUS Portfolio - BlackRock 5/4/15 Mitsubishi UFJ Securities (USA), Inc. $30,000,000 $300,000,000 $99.73 0.50% Ryder System, Inc. (2020) PNC Capital Markets LLC

AXA/Franklin Balanced Managed Volatility Porfolio - BlackRock (Barclays) 5/4/15 Mitsubishi UFJ Securities (USA), Inc. $30,000,000 $300,000,000 $99.73 0.50% Ryder System, Inc. (2020) PNC Capital Markets LLC

Multimanager Core Bond - BlackRock 5/19/15 Morgan Stanley & Co. LLC $28,680,000 $800,000,000 $99.94 0.65% Comcast Corporation (2035) PNC Capital Markets LLC

Multimanager Core Bond - BlackRock 5/19/15 Goldman, Sachs & Co. $200,000,000 $2,250,000,000 $99.68 0.45% The Goldman Sachs Group, Inc. (2025) PNC Capital Markets LLC

AXA Global Equity Managed Volatility Portfolio - Morgan Stanley 5/22/15 UBS Securities $64,629,917 $4,478,959,725 24.80 HKD 1.50% Huatai Securities Co. Ltd Morgan Stanley & Co., International plc

Multimanager Core Bond - BlackRock 5/28/15 J.P. Morgan Securities LLC. $12,900,000 $500,000,000 $99.77 0.88% Norfolk Southern Corporation (2045) PNC Capital Markets LLC

Multimanager Core Bond - BlackRock 6/1/15 Barclays Capital Inc. $109,030,000 $1,000,000,000 $99.58 0.33% Barclays PLC (2020) PNC Capital Markets LLC

AXA Large Cap Growth Managed Volatility Portfolio - Wells Capital 6/2/15 Morgan Stanley & Co. LLC $10,875,000 $406,000,000 $29.00 3.00% Catalent, Inc. Wells Fargo Securities, LLC

EQ/Wells Fargo Omega Growth Portfolio 6/2/15 Morgan Stanley & Co. LLC $10,875,000 $406,000,000 $29.00 3.00% Catalent, Inc. Wells Fargo Securities, LLC

AXA Global Equity Managed Volatility Portfolio - Morgan Stanley 6/5/15 Goldman Sachs (Asia) L.L.C. $4,979,606 $711,435,445 9.10 HKD 2.50% 3SBio Inc. Morgan Stanley Asia Limited

Multimanager Core Bond - BlackRock 6/8/15 Goldman, Sachs & Co. $30,000,000 $900,000,000 $99.98 0.60% Exelon Corporation (2020) PNC Capital Markets LLC

Multimanager Core Bond - BlackRock 6/9/15 J.P. Morgan Securities LLC. $55,000,000 $1,250,000,000 $99.98 0.60% Reynolds American Inc. (2020) PNC Capital Markets LLC

EQ/Global Bond PLUS Portfolio - BlackRock 6/9/15 Goldman, Sachs & Co. $13,250,000 $600,000,000 $99.83 0.60% The Southern Company (2020) PNC Capital Markets LLC

AXA/Franklin Balanced Managed Volatility Porfolio - BlackRock 6/9/15 Goldman, Sachs & Co. $13,250,000 $600,000,000 $99.83 0.60% The Southern Company (2020) PNC Capital Markets LLC

Multimanager Core Bond - BlackRock 6/9/15 J.P. Morgan Securities LLC. $65,000,000 $1,250,000,000 $99.98 0.35% Reynolds American Inc. (2018) PNC Capital Markets LLC

Multimanager Core Bond - BlackRock 6/9/15 J.P. Morgan Securities LLC. $175,000,000 $2,500,000,000 $99.70 0.65% Reynolds American Inc. (2025) PNC Capital Markets LLC

AXA/Morgan Stanely Small Cap Growth Portfolio 6/11/15 Jefferies LLC $2,850,000 $110,200,000 $19.00 7.00% Wingstop Inc. Morgan Stanley & Co. LLC

Multimanager Core Bond - BlackRock 6/16/15 Mitsubishi UFJ Securities (USA), Inc. $45,000,000 $250,000,000 $99.87 0.65% PacifiCorp. (2025) PNC Capital Markets LLC